EXHIBIT 10.9

FIRST CLOVER LEAF BANK

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

OF LISA M. FOWLER

Exhibit 10.9

FIRST CLOVER LEAF BANK

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

WITH LISA FOWLER

WHEREAS, First Clover Leaf Bank (the "Bank") entered into an employment agreement (the "Agreement") with Lisa Fowler (the "Executive"), effective January 1, 2008; and

WHEREAS, the title of the Executive has been changed from "Senior Vice President Chief Lending Officer" to "Senior Vice President, Chief Credit Officer," effective September 24, 2013, and

WHEREAS, Section 13 of the Agreement provides that the Agreement may be modified by an instrument in writing signed by the parties.

NOW THEREFORE, the Agreement is hereby amended as follows:

1.          The first sentence of Section 1 of the Agreement is hereby amended to read as follows:

"Effective September 24, 2013, the Executive shall serve as the Senior Vice President, Chief Credit Officer."

2.          Section 3(a) of the Agreement is hereby amended to add the following at the end thereof:

"Effective as of January 1, 2013, the Executive's Base Salary is $163,446.40.

3.          The remainder of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Bank has adopted this Amendment, on the date set forth below.

FIRST CLOVER LEAF BANK

September 24, 2013	By	/s/ Gerry Schuetzenhofer
Date		Gerry Schuetzenhofer
Chairman of the Board

EXECUTIVE

September 24, 2013	/s/ Lisa Fowler
Date	Lisa Fowler